UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported October 4, 2022

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
Burlington,	MA	01803-4238
(Address of principal executive offices)		(Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The proposals before the Company’s stockholders at the 2022 Annual Meeting, held on October 4, 2022, and the final results of voting on such proposals, are as provided below:

Proposa1 1, the vote on the proposal to elect six (6) directors for one-year terms, such terms to continue until the Annual Meeting of Stockholders in 2023 and until each such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, or removal, was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Samuel R. Chapin	17,849,353	460,584	2,750	842,996
Tina M. Donikowski	15,091,596	3,218,341	2,750	842,996
Bruce Lisman	18,017,381	292,463	2,843	842,996
Helmuth Ludwig	17,955,826	354,111	2,750	842,996
John (Andy) O'Donnell	17,634,040	675,804	2,843	842,996
Jill D. Smith	17,049,527	1,260,260	2,900	842,996

Proposal 2, the vote to ratify the selection by the Audit Committee of the Company's Board of Directors of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022, was as follows:

FOR	AGAINST	ABSTAIN
19,129,222	26,009	452

Proposal 3, the vote to consider an advisory vote approving the compensation of the Company’s Named Executive Officers, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,885,675	398,845	28,167	842,996

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCOR INTERNATIONAL, INC.
October 7, 2022	/s/ Jessica W. Wenzell
Jessica W. Wenzell
General Counsel & Chief People Officer